COVA SERIES TRUST

                       SUPPLEMENT DATED NOVEMBER 1, 1996
                     TO THE PROSPECTUS DATED MAY 1, 1996,
                                  AS AMENDED


FINANCIAL  HIGHLIGHTS

This  Supplement  contains  financial  highlights   for  the   period ended
June 30, 1996, with respect to the Quality Bond Portfolio, Small Cap Stock Portfolio, Large Cap Stock Portfolio, Select Equity Portfolio, International Equity Portfolio and Bond Debenture Portfolio of the Trust. With the filing of this Supplement, the date of the Prospectus is changed to October 18, 1996.


                               COVA SERIES TRUST
                            QUALITY BOND PORTFOLIO

FINANCIAL  HIGHLIGHTS

For  the  Period  Ended  June  30,  1996  (UNAUDITED)*


      PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $         10.000
----------------------------------------------------------    ---------------

      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                          0.126
         Net realized and unrealized loss on investments               (0.130)
      Total from investment operations                                 (0.004)
      ----------------------------------------------------    ---------------

      DISTRIBUTIONS:
         Dividends from net investment income                          (0.124)
         Distributions from net realized gain                           0.000
      Total distributions                                              (0.124)
      ----------------------------------------------------    ---------------

NET ASSET VALUE, END OF PERIOD                               $          9.872
----------------------------------------------------------    ---------------

TOTAL RETURN                                                           (0.06%)
----------------------------------------------------------    ---------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------    ---------------
      Net Assets, end of period (000)                        $          5,502

   RATIOS TO AVERAGE NET ASSETS (1)
----------------------------------------------------------    ---------------
         Expenses                                                     0.65%**
         Net investment income                                        5.70%**

PORTFOLIO TURNOVER RATE:                                                67.58%
----------------------------------------------------------    ---------------


*          Fund  commenced  investment  operations  on  April  2,  1996
**        Annualized



(1) If certain expenses had not been assumed by Cova Life and/or the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio  of  Expenses  to  Average  Net  Assets:                     1.39%**
    Ratio  of  Net  Investment  Income  to  Average Net Assets:        4.96%**




                               COVA SERIES TRUST
                           SMALL CAP STOCK PORTFOLIO

FINANCIAL  HIGHLIGHTS

For  the  Period  Ended  June  30,  1996  (UNAUDITED)*


      PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $         10.000
----------------------------------------------------------    ---------------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                          0.026
         Net realized and unrealized gain on investments                0.460
      Total from investment operations                                  0.486
      ----------------------------------------------------    ---------------
      DISTRIBUTIONS:
         Dividends from net investment income                          (0.026)
         Distributions from net realized gain                           0.000
      Total distributions                                              (0.026)
      ----------------------------------------------------    ---------------

NET ASSET VALUE, END OF PERIOD                               $         10.460
----------------------------------------------------------    ---------------

TOTAL RETURN                                                             4.86%
----------------------------------------------------------    ---------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------    ---------------
      Net Assets, end of period (000)                        $          5,754

   RATIOS TO AVERAGE NET ASSETS (1)
----------------------------------------------------------    ---------------
         Expenses                                                     0.95%**
         Net investment income                                        1.00%**

PORTFOLIO TURNOVER RATE:                                                31.50%
----------------------------------------------------------    ---------------
AVERAGE COMMISSION RATE PAID (2):                            $         0.0336
----------------------------------------------------------    ---------------


*          Fund  commenced  investment  operations  on  April  2,  1996
**        Annualized



(1) If certain expenses had not been assumed by Cova Life and/or the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio  of  Expenses  to  Average  Net Assets:                      1.82%**
    Ratio  of  Net  Investment  Income  to Average Net Assets:         0.13%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased  and  sold  during  the  period  for which commissions were charged.

                               COVA SERIES TRUST
                           LARGE CAP STOCK PORTFOLIO
                             FINANCIAL HIGHLIGHTS

For  the  Period  Ended  June  30,  1996  (UNAUDITED)*


      PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $         10.000
----------------------------------------------------------    ---------------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                          0.047
         Net realized and unrealized gain on investments                0.190
      Total from investment operations                                  0.237
      ----------------------------------------------------    ---------------
      DISTRIBUTIONS:
         Dividends from net investment income                          (0.046)
         Distributions from net realized gain                           0.000
      Total distributions                                              (0.046)
      ----------------------------------------------------    ---------------

NET ASSET VALUE, END OF PERIOD                               $         10.191
----------------------------------------------------------    ---------------

TOTAL RETURN                                                             2.36%
----------------------------------------------------------    ---------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------    ---------------
      Net Assets, end of period (000)                        $         15,504

   RATIOS TO AVERAGE NET ASSETS (1)
----------------------------------------------------------    ---------------
         Expenses                                                     0.75%**
         Net investment income                                        1.94%**

PORTFOLIO TURNOVER RATE:                                                11.23%
----------------------------------------------------------    ---------------
AVERAGE COMMISSION RATE PAID (2):                            $         0.0306
----------------------------------------------------------    ---------------


*          Fund  commenced  investment  operations  on  April  2,  1996
**        Annualized



(1) If certain expenses had not been assumed by Cova Life and/or the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio  of  Expenses  to  Average  Net  Assets:                     1.34%**
    Ratio  of  Net  Investment  Income  to  Average Net Assets:        1.35%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


                               COVA SERIES TRUST
                            SELECT EQUITY PORTFOLIO

FINANCIAL  HIGHLIGHTS

For  the  Period  Ended  June  30,  1996  (UNAUDITED)*


      PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $         10.000
----------------------------------------------------------    ---------------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                          0.042
         Net realized and unrealized loss on investments               (0.110)
      Total from investment operations                                 (0.068)
      ----------------------------------------------------    ---------------
      DISTRIBUTIONS:
         Dividends from net investment income                          (0.042)
         Distributions from net realized gain                           0.000
      Total distributions                                              (0.042)
      ----------------------------------------------------    ---------------

NET ASSET VALUE, END OF PERIOD                               $          9.890
----------------------------------------------------------    ---------------

TOTAL RETURN                                                           (0.68%)
----------------------------------------------------------    ---------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------    ---------------
      Net Assets, end of period (000)                        $          5,624

   RATIOS TO AVERAGE NET ASSETS (1)
----------------------------------------------------------    ---------------
         Expenses                                                     0.85%**
         Net investment income                                        1.74%**

PORTFOLIO TURNOVER RATE:                                                65.22%
----------------------------------------------------------    ---------------
AVERAGE COMMISSION RATE PAID (2):                            $         0.0375
----------------------------------------------------------    ---------------

*          Fund  commenced  investment  operations  on  April  2,  1996
**        Annualized



(1) If certain expenses had not been assumed by Cova Life and/or the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio  of  Expenses  to  Average  Net  Assets:                     1.59%**
    Ratio  of  Net  Investment  Income  to  Average Net Assets:        1.00%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.



                               COVA SERIES TRUST
                        INTERNATIONAL EQUITY PORTFOLIO

FINANCIAL  HIGHLIGHTS

For  the  Period  Ended  June  30,  1996  (UNAUDITED)*


      PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $         10.000
----------------------------------------------------------    ---------------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                          0.089
         Net realized and unrealized gain on investments                0.300
      Total from investment operations                                  0.389
      ----------------------------------------------------    ---------------
      DISTRIBUTIONS:
         Dividends from net investment income                          (0.055)
         Distributions from net realized gain                           0.000
      Total distributions                                              (0.055)
      ----------------------------------------------------    ---------------

NET ASSET VALUE, END OF PERIOD                               $         10.334
----------------------------------------------------------    ---------------

TOTAL RETURN                                                             3.85%
----------------------------------------------------------    ---------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------    ---------------
      Net Assets, end of period (000)                        $          7,252

   RATIOS TO AVERAGE NET ASSETS (1)
----------------------------------------------------------    ---------------
         Expenses                                                     0.95%**
         Net investment income                                        4.40%**

PORTFOLIO TURNOVER RATE:                                                33.07%
----------------------------------------------------------    ---------------
AVERAGE COMMISSION RATE PAID (2):                            $         0.0063
----------------------------------------------------------    ---------------


*          Fund  commenced  investment  operations  on  April  2,  1996
**        Annualized



(1) If certain expenses had not been assumed by Cova Life and/or the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio  of  Expenses  to  Average  Net  Assets:                     2.66%**
    Ratio  of  Net  Investment  Income  to  Average Net Assets:        2.69%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


                               COVA SERIES TRUST
                           BOND DEBENTURE PORTFOLIO

FINANCIAL  HIGHLIGHTS

For  the  Period  Ended  June  30,  1996  (UNAUDITED)


      PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                         $         10.000
----------------------------------------------------------    ---------------

      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                          0.085
         Net realized and unrealized gain on investments                0.220
      Total from investment operations                                  0.305
      ----------------------------------------------------    ---------------

      DISTRIBUTIONS:
         Dividends from net investment income                          (0.083)
         Distributions from net realized gain                           0.000
      Total distributions                                              (0.083)
      ----------------------------------------------------    ---------------

NET ASSET VALUE, END OF PERIOD                               $         10.222
----------------------------------------------------------    ---------------

TOTAL RETURN                                                             3.03%
----------------------------------------------------------    ---------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------    ---------------
      Net Assets, end of period (000)                        $          1,934

   RATIOS TO AVERAGE NET ASSETS (1)
----------------------------------------------------------    ---------------
         Expenses                                                     0.85%**
         Net investment income                                        7.50%**

PORTFOLIO TURNOVER RATE:                                                67.49%
----------------------------------------------------------    ---------------


*          Fund  commenced  investment  operations  on  April  2,  1996
**        Annualized


(1) If certain expenses had not been assumed by Cova Life and/or the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio  of  Expenses  to  Average  Net  Assets:                     2.75%**
    Ratio  of  Net  Investment  Income  to  Average Net Assets:        5.60%**



                              COVA SERIES TRUST
                          ONE TOWER LANE, SUITE 3000
                    OAKBROOK TERRACE, ILLINOIS 60181-4644


COVA SERIES TRUST ("Trust") (formerly Van Kampen Merritt Series Trust) is intended to meet differing investment objectives with its eleven separate Portfolios, six of which are offered herein: Bond Debenture Portfolio, Quality Bond Portfolio, Small Cap Stock Portfolio, Large Cap Stock Portfolio, Select Equity Portfolio and International Equity Portfolio. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues its own class of shares which has rights separate from the other classes of shares.

This Prospectus concisely sets forth the information about the Trust that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

A Statement of Additional Information, dated October 18, 1996, containing information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 831-LIFE, or writing First Cova Life Insurance Company at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

THE BOND DEBENTURE PORTFOLIO MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN LOWER GRADE CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTORS SHOULD BE AWARE THAT SUCH INVESTMENTS INVOLVE A SIGNIFICANT DEGREE OF RISK. SEE "RISK FACTORS - SPECIAL RISKS OF HIGH YIELD INVESTING."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          This Prospectus is dated: May 1, 1996, as amended.


                              TABLE OF CONTENTS

                                                                      PAGE

SUMMARY
The Trust
Investment Adviser and Sub-Advisers
The Portfolios
Investment Risks
Sales and Redemptions

THE TRUST

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS
Quality Bond Portfolio
Small Cap Stock Portfolio
Large Cap Stock Portfolio
Select Equity Portfolio
International Equity Portfolio
Bond Debenture Portfolio

INVESTMENT PRACTICES
Investment Limitations

RISK FACTORS
Tax Considerations
Special Considerations Relating to Foreign Securities
Special Risks of High Yield Investing

PORTFOLIO TURNOVER RATES
Bond Debenture Portfolio
Quality  Bond,  Small  Cap  Stock,  Large  Cap  Stock,  Select  Equity  and
        International Equity Portfolios

MANAGEMENT OF THE TRUST
The Trustees
Adviser
Expenses of the Trust
Sub-Advisers
Sub-Advisory Fees

DESCRIPTION OF THE TRUST
Shareholder Rights
Inquiries
Distribution and Redemption of Shares
Dividends
Tax Status
Net Asset Values

FUND PERFORMANCE

APPENDIX - DESCRIPTION OF CORPORATE BOND RATINGS


                                   SUMMARY

THE TRUST

The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 9, 1987. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

INVESTMENT ADVISER AND SUB-ADVISERS

Subject to the authority of the Board of Trustees of the Trust, Cova Investment Advisory Corporation (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for each of the Portfolios to make investment decisions and place orders. The Sub-Advisers for the Portfolios are:

SUB-ADVISER          NAME OF PORTFOLIO

J.P. Morgan          Quality Bond Portfolio
Investment           Small Cap Stock Portfolio
Management Inc.      Large Cap Stock Portfolio
                     Select Equity Portfolio
                     International Equity Portfolio

Lord, Abbett & Co.   Bond Debenture Portfolio



For additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.:

      QUALITY BOND PORTFOLIO. The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

     SMALL CAP STOCK PORTFOLIO. The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio will invest primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio will be primarily securities included in the Russell 2000 Index.

     LARGE CAP STOCK PORTFOLIO. The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will be highly diversified and typically hold between 225 and 250 stocks.

       SELECT EQUITY PORTFOLIO. The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will typically hold between 60 and 90 stocks.

          INTERNATIONAL EQUITY PORTFOLIO. The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. The equity holdings of the Portfolio will be primarily stocks of established companies based in developed countries outside the United States. The Portfolio is actively managed and seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index.

PORTFOLIO MANAGED BY LORD, ABBETT & CO.:

      BOND DEBENTURE PORTFOLIO. The investment objective of this Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing" before investing.

The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and the Statement of Additional Information are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the Statement of Additional Information. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of First Cova Life Insurance Company and its affiliates ("First Cova") as a funding vehicle for the variable annuity contracts offered by First Cova. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of First Cova, and therefore, are ultimately borne by variable annuity contract owners. In addition, other fees and expenses are assessed by First Cova at the separate account level. (See the Prospectus for the variable annuity contract for a description of all fees and charges relating to the variable annuity contract.)


                                  THE TRUST

The Trust is currently comprised of eleven separate Portfolios, six of which are offered herein: Bond Debenture Portfolio, Quality Bond Portfolio, Small Cap Stock Portfolio, Large Cap Stock Portfolio, Select Equity Portfolio and International Equity Portfolio. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk of each Portfolio.

There is no assurance that the investment objectives of the various Portfolios will be met.

PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.:

QUALITY BOND PORTFOLIO .

The investment objective of the Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses.

The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments. It may also be a convenient way to add fixed income exposure to diversify an existing portfolio.

The Sub-Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Sub-Adviser adjusts the duration of the Portfolio in light of market conditions and the Sub-Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Sub-Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, and asset-backed and mortgage related securities. Specific securities which the Sub-Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index, the Portfolio's benchmark. Currently, the benchmark's duration is approximately 4.5 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

      CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Portfolio does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar denominated securities, it hedges the foreign currency exposure into the U.S. dollar. See "Investment Practices" and "Risk Factors" for further information on foreign investments and convertible securities.

     GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, GNMA Certificates, and obligations of the Farmers Home Administration and the Export Import Bank. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value.

          The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See "Investment Practices" and "Risk Factors" for further information on foreign investments.

          MONEY MARKET INSTRUMENTS. The Portfolio may purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The money market investments permitted for the Portfolio include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

      QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's or S&P or that are unrated and in the Sub-Adviser's opinion are of comparable quality. In the case of 30% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by S&P are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See "Appendix - Description of Corporate Bond Ratings" for more detailed information on these ratings.

      The Portfolio may also purchase and sell obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

SMALL CAP STOCK PORTFOLIO .

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income. The Portfolio invests primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index.

The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies.

The Sub-Adviser seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Sub-Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Sub-Adviser continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, the Sub-Adviser ranks these companies within economic sectors according to their relative value. The Sub-Adviser then selects for purchase the most attractive companies within each economic sector.

The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. The Sub-Adviser believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under- or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

The Portfolio intends to manage its investments actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

       EQUITY INVESTMENTS. During ordinary market conditions, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's net assets invested in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of small U.S. companies and, to a limited extent, similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

        FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in U.S. dollars. However, the Portfolio does not expect to invest more than 5% of its assets at the time of purchase in foreign equity securities. For further information on foreign investments and foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio may also purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments, and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

LARGE CAP STOCK PORTFOLIO .

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of medium- to large-cap equity securities that seeks to outperform the total return of the S&P 500.

Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

       STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies primarily included in the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Sub-Adviser may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will typically be comprised, based on the dividend discount model, of approximately 35% of stocks from the first quintile, 35% of stocks from the second quintile and 30% of stocks from the third quintile. The Portfolio will be highly diversified and will typically hold between 225 and 250 stocks.

         OTHER SECURITIES. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

     OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

SELECT EQUITY PORTFOLIO .

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the total return of the S&P 500.

Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

       STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies primarily included in the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Sub-Adviser may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will primarily consist of stocks of companies from the first and second quintiles. The Portfolio will typically hold between 60 and 90 stocks.

         OTHER SECURITIES. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

     OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

INTERNATIONAL EQUITY PORTFOLIO.

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income.

The Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").

The Portfolio seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure. The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the EAFE Index.

Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Sub-Adviser uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or over-weighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index (approximately 39.9%). The Portfolio will not invest more than 25% of its net assets in Japan notwithstanding the Japan weighting in the EAFE Index.

Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Sub-Adviser selects the securities which appear the most attractive for the Portfolio. The Sub-Adviser believes that under normal market conditions, economic sector weightings generally will be similar to those of the EAFE Index.

Finally, the Sub-Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Sub-Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

      EQUITY INVESTMENTS. In normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. See "Investment Practices" and "Risk Factors." The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

PORTFOLIO MANAGED BY LORD, ABBETT & CO.:

BOND DEBENTURE PORTFOLIO .

The investment objective of the Bond Debenture Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing."

The Sub-Adviser believes that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt-security portfolio. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the debt securities in the Portfolio is less than 80% of the value of its total assets. The Portfolio seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, the Sub-Adviser thinks, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by (1) investing in debt securities when the trend of interest rates is expected to be down;
(2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in the Sub-Adviser's opinion, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved). In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Normally, the Sub-Adviser invests in long-term debt securities when the Sub-Adviser believes that interest rates in the long run will decline and prices of such securities generally will be higher. When the Sub-Adviser believes that long-term interest rates will rise, the Sub-Adviser will endeavor to shift the Portfolio into short-term debt securities whose prices might not be affected as much by an increase in interest rates.

The following policies are subject to change without shareholder approval: (a) the Portfolio must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are rated within one of the four highest grades determined either by Moody's or S&P, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government), or (4) a combination of any of the foregoing; (b) the Portfolio may invest up to 10% of its gross assets, at market value, in debt securities primarily traded in foreign countries - such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, the Portfolio may purchase common and preferred stocks; (d) the Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) the Portfolio does not purchase securities for short-term trading, nor does it purchase securities for the purpose of exercising control of management.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by the Portfolio in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Portfolio's liquidity during periods of decreased market interest in such securities.

The Portfolio may, but has no present intention to, commit more than 5% of its gross assets to the lending of its portfolio securities.

The Portfolio will not change its investment objective without shareholder approval.

The Portfolio may invest substantially in lower-rated bonds for their higher yields which entail greater risks. Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by the Sub-Adviser is especially important in the selection of such bonds, which, if rated BB/Ba or lower, often are described as "high-yield bonds" because of their generally higher yields and referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, the Sub-Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

The Portfolio may invest in the securities markets of foreign countries. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."


                             INVESTMENT PRACTICES

In connection with the investment policies of the Portfolios described above, the Portfolios may engage in certain investment practices subject to the limitations set forth below. These investments entail risks.

     STRATEGIC  TRANSACTIONS.  Each of the  Portfolios  for  which  J.P.  Morgan
Investment Management Inc. acts as Sub-Adviser, may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and equity indices and other financial instruments and purchase and sell financial futures contracts. Each of the Portfolios for which J.P. Morgan Investment Management Inc. acts as Sub-Adviser, may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of a Portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on a Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and possibly income. The Strategic Transactions that the Portfolios may use and some of their risks are described more fully in the Statement of Additional Information.

        REPURCHASE AGREEMENTS. All of the Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. Each Sub-Adviser will monitor the value of the underlying security in this regard. The Portfolio will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the Securities and Exchange Commission. In determining whether the Portfolio should enter into a repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor its credit-worthiness on an ongoing basis in accordance with standards established by the Board of Trustees. In the event of a default by the party, the delays and expenses potentially involved in establishing the Portfolio's rights to, and in liquidating, the security may result in a loss to the Portfolio.

          WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. All Portfolios may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the obligation. When a Portfolio engages in such transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. No income accrues to or is earned by the Portfolio on portfolio securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Portfolio consistent with the Portfolio's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of any Portfolio's assets which may be used to acquire securities on a when issued or delayed delivery basis. See the Statement of Additional Information for additional discussion of these transactions.

     RESTRICTED AND ILLIQUID SECURITIES. The Portfolios may each invest up to 15% of their respective net assets in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted and illiquid securities in all Portfolios will be valued at fair value as determined in good faith by or at the direction of the Trustees for the purposes of determining the net asset value of each Portfolio. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Sub-Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Sub-Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Portfolios pursuant to such rules.

          LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, all of the Portfolios may lend their securities to selected commercial banks or broker-dealers up to a maximum of 25% of the assets of each Portfolio. Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Trust's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. A Portfolio will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. A Portfolio is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Portfolio and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, a Portfolio will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as a default by the other party may cause delays or other collection difficulties. A Portfolio may pay finders' fees in connection with loans of its portfolio securities.

       REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. All of the Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers with respect to securities which could otherwise be sold by the Portfolios. Reverse repurchase agreements involve sales by a Portfolio of Portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price which is greater than the sales price. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Portfolio. Each Portfolio will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government Securities having an aggregate value equal to the amount of commitment to repurchase, including accrued interest, until payment is made. Each Portfolio will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether a Portfolio should enter into a reverse repurchase agreement with a bank or broker-dealer, each Sub-Adviser will take into account the credit-worthiness of the party and will monitor the credit-worthiness on an ongoing basis. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of each Portfolio's investment restriction on borrowings.

Each of the Select Equity, Large Cap Stock and Small Cap Stock Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 10% of the value of the Portfolio's total assets. Each of the Quality Bond and International Equity Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 30% of the value of the Portfolio's total assets and in connection with reverse repurchase agreements. The Bond Debenture Portfolio is permitted to borrow money for extraordinary or emergency purposes in amounts up to 5% of the Portfolio's gross assets.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used.

      CONVERTIBLE SECURITIES. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

       WARRANTS. A Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

      MONEY MARKET INSTRUMENTS. Certain Portfolios are permitted to invest in money market instruments although they intend to stay invested in equity securities to the extent practical in light of their objectives and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for these Portfolios include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. These Portfolios may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

In addition to the investment policies set forth above, certain additional restrictive policies relating to the investment of assets of the Portfolios have been adopted by the Trust. The Investment Limitations of the Trust are deemed fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of the Portfolio. Details as to the policies are set forth in the Statement of Additional Information.

                                 RISK FACTORS

TAX CONSIDERATIONS

The Trust was initially established as the underlying investment for variable contracts issued by Cova Financial Services Life Insurance Company ("Cova Life"), an affiliate of First Cova.

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Trust. The Code provides that a variable contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable contract as an annuity contract would result in imposition of federal income tax on contract owners with respect to earnings allocable to the variable contract prior to the receipt of payments under the variable contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the variable contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments;
(iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Each Portfolio of the Trust will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolios.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES

All of the Portfolios may invest in foreign securities. The International Equity Portfolio may invest without limitation in foreign securities. Investments in the securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Where a Portfolio invests in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

As a matter of operating policy, each Portfolio will comply with the following:

     1. a Portfolio will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Portfolio's net asset value; to three when less than 60% of such value; to two when less than 40% of such value; and to one when less than 20% of such value.

     2. except as set forth in items 3 and 4 below, a Portfolio will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

     3. a Portfolio may have an additional 15% of its value invested in securities of issuers located in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom or Germany.

     4. a Portfolio's investments in United States issuers are not subject to the foregoing operating policies.

SPECIAL RISKS OF HIGH YIELD INVESTING

The Bond Debenture Portfolio intends to invest a substantial portion of its assets in medium and lower grade corporate debt securities.

Debt securities which are in those medium and lower grade categories generally offer a higher current yield than is offered by securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest when due as well as fundamental developments in an issuer's business. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the securities market. Typically, market prices tend to fall as interest rates rise and tend to rise as interest rates fall. Generally, prices tend to fluctuate more for lower grade issues than for higher grade issues, and, for any given change in interest rates, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Yields on lower-rated securities will fluctuate over time.

The prices of lower-grade securities, while generally less sensitive to interest rate changes than higher-rated investments, tend to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, the ability of a highly leveraged issuer to service its principal and interest payment obligations, to meet projected business goals and to obtain additional financing may be adversely affected. An economic downturn could disrupt the market for high yield bonds, adversely affect the value of outstanding bonds and the ability of the issuers of such bonds to repay principal and interest, cause increased volatility in the market prices of high yield bonds and the Portfolio's net asset value and may result in a higher incidence of defaults by issuers on bond obligations. If the issuer of a bond defaults, the Portfolio may incur additional expenses to seek recovery. The Portfolio will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the industries and with the issuers involved. The Portfolio's Sub-Adviser will continuously monitor the condition of the economy and the financial and credit markets.

To the extent that there is no established retail secondary market for high yield bonds, such bonds may be thinly traded, making the bonds less liquid than investment grade bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. In the event of an illiquid secondary market, or in the absence of readily available market quotations, the responsibility of the Board of Trustees of the Trust to value the securities becomes more difficult and will involve a greater degree of judgment in that there is less reliable, objective data available.

If the market for high yield bonds is restricted by the enactment of legislation, or if steps are taken to limit the use of such securities, or other advantages of such securities, the value of the securities and the Portfolio's ability to acquire them may be adversely affected.

A description of the corporate bond ratings is contained in the Appendix. Purchasers should be aware, however, that credit ratings evaluate the safety of principal and interest payments and not the market value risk of high yield bonds. In addition, credit ratings may not always be modified on a timely basis to reflect events subsequent to the most recent ratings which may have a material impact on the securities rated. However, the Portfolio's Sub-Adviser will continuously monitor the issuers of high yield bonds in the Portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity. Achievement of the investment objective of the Portfolio may be more dependent on the credit analysis of the Portfolio's Sub-Adviser than is the case with higher quality bonds.

The Portfolio may also invest in unrated corporate securities. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and, accordingly, they may carry greater risk and higher yield than rated securities.

                           PORTFOLIO TURNOVER RATES

BOND DEBENTURE PORTFOLIO

The Portfolio will not generally engage in trading of securities for the purpose of realizing short-term profits, but they will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. For example, the Portfolio may sell securities in anticipation of a movement in interest rates or to avoid loss of premiums paid and unrealized capital gains earned on GNMA Certificates selling at a substantial premium. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities. The Portfolio anticipates that its portfolio turnover rate will normally be less than 200%, and may be significantly less in a period of stable or rising interest rates. The Bond Debenture Portfolio has only recently commenced investment operations. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders.

QUALITY BOND, SMALL CAP STOCK, LARGE CAP STOCK,
SELECT EQUITY AND INTERNATIONAL EQUITY PORTFOLIOS

Portfolio transactions for these Portfolios will be undertaken principally to accomplish their respective investment objectives, and the Portfolios may engage in short-term trading consistent with their respective objectives. A portfolio turnover rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a year. Overall, high portfolio turnover may result in increased portfolio transaction costs and the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for general income tax purposes. The Quality Bond Portfolio's annual turnover rate is not expected to exceed 300%. The turnover rate for each of the Small Cap Stock, Large Cap Stock, Select Equity and International Equity Portfolios is not expected to exceed 100%.

                           MANAGEMENT OF THE TRUST

THE TRUSTEES

The Trust is organized as a Massachusetts business trust. The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust (see below). The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.

ADVISER

Under an Investment Advisory Agreement dated April 1, 1996, the Adviser located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets. The Adviser has had no previous experience in advising a mutual fund.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

As full compensation for its services under the Investment Advisory Agreement, the Trust will pay the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each
Portfolio:

                      Average Daily
Portfolio             Net Assets          % Per Annum
--------------------  ------------------  ------------

Bond Debenture           _______________          .75%

Quality Bond          First $75 million           .55%
                      Over $75 million            .50%

International Equity  First $50 million           .85%
                      Over $50 million            .75%

Select Equity         First $50 million           .75%
                      Over $50 million            .65%

Large Cap Stock          _______________          .65%

Small Cap Stock          _______________          .85%

Cova Life, Cova Life Management Company and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1996, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, Cova Life is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. Cova Life is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser. Cova Life Management Company is obligated to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

The Adviser retains Investors Bank & Trust Company ("IBTC"), a Massachusetts trust company, to supervise various aspects of the Trust's administrative operations and to perform certain specific services including, but not limited to, the preparation and filing of Trust reports and tax returns, pursuant to an Administration Agreement between the Trust, the Adviser and IBTC.

EXPENSES OF THE TRUST

Although each Portfolio must bear the expenses directly attributable to it, the Portfolios are expected to experience cost savings over the aggregate amount that would be payable if each Portfolio were a separate fund, because they have the same Trustees, accountants, attorneys and other general and administrative expenses. Any expenses which are not directly attributable to a specific Portfolio are allocated on the basis of the net assets of the respective Portfolios.

First Cova may at its discretion, but is not obligated to, assume all or any portion of Trust expenses.

SUB-ADVISERS

In accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, each Portfolio's Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

       J.P. MORGAN INVESTMENT MANAGEMENT INC., 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P.
Morgan  &  Co.,  Incorporated,  is  the  Sub-Adviser  for  the  Quality  Bond,
International Equity, Select Equity, Large Cap Stock and Small Cap Stock Portfolios of the Trust.

Ronald Arons, Vice President of the Sub-Adviser, is the Portfolio Manager for the Quality Bond Portfolio. Mr. Arons is a member of the Fixed Income Group, specializing in portfolio management for active fixed income and insurance company clients. He joined Morgan from MetLife Investment Management Corp. where he managed active and structured bond portfolios. Mr. Arons is a graduate of George Washington University and received his M.B.A. at New York University. He is a Chartered Financial Analyst.

Anne Richards, Assistant Vice President of the Sub-Adviser, is the Portfolio Manager for the International Equity Portfolio. Ms. Richards joined J.P. Morgan in 1994 as an international equity portfolio manager. Previously she has held positions as an engineering analyst with Alliance Capital, a project engineer for Cambridge Consultants and a research fellow for CERN, European Laboratory for Particle Physics. Ms. Richards holds a BSc from the University of Edinburgh and an MBA from INSEAD, France.

James B. Otness, Managing Director of the Sub-Adviser, is the Portfolio Manager for the Small Cap Stock Portfolio. Mr. Otness is a member of the Equity and Balanced Accounts Group. Mr. Otness co-manages Morgan's Small Company Fund and other client portfolios employing a small company investment approach. Mr. Otness joined Morgan in 1970 after graduation from Harvard University and service in the U.S. Marine Corps Reserve. Prior to his current assignment, he managed large capitalization equities and before that was unit head in the Investment Research Department. Mr. Otness is a Chartered Financial Analyst with 23 years of investment experience.

James Wiess, Vice President of the Sub-Adviser, is the Portfolio Manager for the Large Cap Stock Portfolio. Mr. Wiess is a member of the Equity and Balanced Accounts Group, with responsibility for portfolio rebalancing and product research and development in structured equity strategies. Prior to joining Morgan in 1992, Mr. Wiess gained experience in stock index arbitrage during seven years at Oppenheimer & Co. He also was a financial markets consultant at Data Resources. Mr. Wiess earned his undergraduate degree from the Wharton School at the University of Pennsylvania.

Michael J. Kelly, Vice President of the Sub-Adviser, is the Portfolio Manager for the Select Equity Portfolio. Mr. Kelly is an institutional portfolio manager with responsibility for a number of employee benefit, foundation, and endowments clients. Prior to assuming his current position, he was in the Equity Research Group covering capital goods, electrical equipment, and conglomerates. Mr. Kelly also served as the group's generalist. Before joining Morgan in 1985, he held a position at the economic firm Townsend-Greenspan & Co., Inc. Mr. Kelly served as President of the Machinery Analysts of New York, Vice President of the Electrical Products Group, committee member for the AIMR and is a member of the Money Marketeers of New York. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School. Mr. Kelly is a Chartered Financial Analyst.

LORD, ABBETT & CO. ("LORD ABBETT"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $19 billion in a family of mutual funds and other advisory accounts. Lord Abbett is the Sub-Adviser for the Bond Debenture Portfolio.

Christopher  J.  Towle,  Executive  Vice  President  of  the  Sub-Adviser,  is
Portfolio Manager for the Bond Debenture Portfolio. Mr. Towle joined Lord Abbett in 1987 as Assistant Fixed Income Portfolio Manager and assumed full responsibilities as Fixed Income Portfolio Manager in August, 1995. Prior to joining Lord Abbett, Mr. Towle was an Assistant Vice President and Portfolio
Manager with American International Group. He earned a B.A. degree in economics from Rutgers University and he is a Chartered Financial Analyst.

SUB-ADVISORY FEES

Under the terms of the Sub-Advisory Agreements, the Adviser shall pay to the Sub-Advisers, as full compensation for services rendered under the respective Agreements with respect to the various Portfolios, monthly fees at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.



                      Average Daily       Sub-Advisory
Portfolio             Net Assets              Fee
--------------------  ------------------  -------------

Bond Debenture           _______________           .50%

Quality Bond          First $75 million            .30%
                      Over $75 million             .25%

International Equity  First $50 million            .60%
                      Over $50 million             .50%

Select Equity         First $50 million            .50%
                      Over $50 million             .40%

Large Cap Stock          _______________           .40%

Small Cap Stock          _______________           .60%



                           DESCRIPTION OF THE TRUST

SHAREHOLDER RIGHTS

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 9, 1987. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.

Each Portfolio issues its own class of shares. Each share represents an equal proportionate interest in the assets of the Portfolio with each other share in the Portfolio. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except for matters concerning only one class. The holders of each share of stock of the Trust will be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one class may not bear the same economic relationship to the Trust as another class.

In accordance with its view of present applicable law, the separate account(s) of First Cova, as shareholder(s) of the Trust, have the right to vote Trust shares at any meeting of shareholders and will provide pass-through voting privileges to all contract owners. First Cova will vote shares of the Trust held in the separate account(s) for which no timely voting instructions from contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the Variable Account Prospectus attached hereto under the caption, "Investment Options - Voting Rights".

The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940, as amended, or the Declaration of Trust. The Trust will hold a shareholder meeting to fill existing vacancies on the Board in the event that less than a majority of Trustees were elected by the shareholders. The Trustees shall also call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares.

The Trust has an obligation to assist shareholder communications.

The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, under certain limited circumstances, be held personally liable for the obligations of the Trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of personal liability remote.


The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or higher vote as may be required by the Investment Company Act of 1940, as amended, or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares, or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

INQUIRIES

Any inquiries should be directed to First Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644. The telephone number is (800) 831-LIFE.

DISTRIBUTION AND REDEMPTION OF SHARES

Shares of the Trust are currently issued and redeemed only in connection with investment in and payments under certain variable annuity contracts ("variable contracts") issued by First Cova. The shares of the Trust are purchased and redeemed at net asset value (see below). Redemptions will be effected by the separate accounts to meet obligations under the variable contracts. Contract Owners do not deal directly with the Trust with respect to acquisition or redemption of shares.

DIVIDENDS

All dividends are distributed to the separate accounts and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolios are taxable, if at all, to First Cova; they are not taxable to variable annuity contract owners.

TAX STATUS

It is the intention of the Trust to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. If the Trust so qualifies and distributes each year to its shareholders at least 90% of its net investment income in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. Each Portfolio of the Trust distributes all of its net income and gains to its shareholders (the separate accounts). Each Portfolio is treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Trust qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

Some of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Trust and affect the holding period of the securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Investments of the Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Trust will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Trust may have to dispose of securities that it would otherwise have continued to hold.

The Trust's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Trust's annual gross income be derived from the disposition of securities held for less than three months.

NET ASSET VALUES

Portfolio shares are sold and redeemed at a price equal to the share's net asset value. The net asset value of a Portfolio is determined by calculating the total value of the Portfolio's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value for each Portfolio is computed once daily as of the close of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Portfolio's investments so that the Portfolio's net asset value per share might be materially affected. The Trust reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Trustees to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.


                               FUND PERFORMANCE

From time to time advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Such advertisements will also describe the performance of the relevant insurance company separate accounts. Any such information will include the average annual total return of the Trust calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Securities and Exchange Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

The Trust calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Trust at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost. See "Performance Data" in the Statement of Additional Information.

PUBLIC FUND PERFORMANCE

The Bond Debenture Portfolio, which is managed by Lord, Abbett & Co., is relatively new and does not yet have any meaningful performance record. However, the Portfolio has the same investment objective and follows substantially the same investment strategies as a mutual fund ("public fund") whose shares are sold to the public and managed by the same portfolio manager of Lord, Abbett & Co.

Set forth below is the historical performance of the public fund. Investors should not consider the performance data of the public fund as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the public fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by First Cova in connection with its sale of variable annuity contracts. Investors should refer to the separate account prospectus describing the variable annuity contracts for information pertaining to these insurance fees
and    charges.  The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolio to calculate its own performance.

The following tables show average annualized total returns for the time periods shown for the public fund.

BOND DEBENTURE PORTFOLIO

Corresponding                   1             5            10
Public Fund                    Year          Year         Year
__________________________________________________________________

Lord Abbett Bond -
  Debenture Fund, Inc.         17.50%        16.00%        10.10%

PRIVATE ACCOUNT PERFORMANCE

The    Select    Equity,  Large  Cap  Stock,  Small Cap Stock and Quality Bond
Portfolios, each of which is managed by J.P. Morgan Investment Management Inc., are relatively new and do not yet have any meaningful performance records.
However,  each  of  these   Portfolios has investment objectives, policies and
strategies which are substantially similar to those employed by J.P. Morgan Investment Management Inc. with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts is deemed relevant to the investor. The performance of the Portfolios may vary from the Private Account composite information because each Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not registered under the Investment Company Act of 1940 ("1940 Act") and therefore are not subject to certain investment restrictions that are imposed by the 1940 Act, which, if imposed, could have adversely affected the Private Accounts' performances.

The  chart  below  shows  hypothetical  performance  information  derived from historical composite performance of the Private Accounts included in the Active Equity Composite, Structured Stock Selection Composite, Small Cap Directly Invested Composite and Public Bond Composite. The hypothetical performance figures for the Portfolios represent the actual performance results of the composites of comparable Private Accounts, adjusted to reflect the deduction of the fees and expenses anticipated to be paid by the Portfolios. The actual Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts. Inception was June 1, 1987 for the Public Bond Composite and November 1, 1989 for the Structured Stock Selection Composite.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by First Cova in connection with its sale of variable annuity
contracts.    Investors  should  refer  to  the  separate  account  prospectus describing  the variable annuity contracts for information pertaining to these
insurance  fees  and  charges.    The  insurance  fees and charges will have a
detrimental effect on the performance of a Portfolio.


HYPOTHETICAL PERFORMANCE INFORMATION DERIVED FROM
PRIVATE ACCOUNT COMPOSITE PERFORMANCE
REDUCED BY ANTICIPATED PORTFOLIO FEES AND EXPENSES
FOR THE PERIODS ENDED 12/31/95

HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN

                                                  10 Years
                                                  or Since
Portfolio                      1 Year   5 Years   Inception
-----------------------------  -------  --------  ----------

Active Equity
Composite                       32.56%    17.71%      15.51%
 (Select Equity Portfolio)

Structured Stock Selection
Composite                       37.47%    17.40%      14.05%
  (Large Cap Stock Portfolio)

Small Cap Directly Invested

Composite                       35.29%    20.75%      12.00%
  (Small Cap Stock Portfolio)

Public Bond
Composite                       17.71%     9.46%       9.52%
  (Quality Bond Portfolio)





               APPENDIX - DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION. A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.  Nature of and provisions of the obligation;

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM CORPORATE BONDS.

       AAA - Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

       A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC - Debt rated 'BB', 'B', 'CCC', or 'CC' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C - This rating is reserved for income bonds on which no interest is being paid.

          D - Debt rated 'D' is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from 'A' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

        L - The letter 'L' indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Deposit Insurance Corp.

     [dagger] - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

          * - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

       NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings (as published by Moody's Investors Service, Inc.) follows:

LONG-TERM CORPORATE BONDS.

        Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.